UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information required by this Item 1.01 is set forth under Item 8.01 and is incorporated by reference herein in response to this Item.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The information required by this Item 3.02 is set forth under Item 8.01 and is incorporated by reference herein in response to this Item.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 2, 2015, at the Annual Meeting of Stockholders (the “Annual Meeting”) of BGC Partners, Inc. (the “Company”), the Company’s stockholders approved an amendment and restatement of the Company’s Fifth Amended and Restated Long Term Incentive Plan (the “Equity Plan”) to increase by 50 million the aggregate number of shares of the Company’s Class A common stock (the “Class A Stock”) that may be delivered or cash settled pursuant to awards granted during the life of the Equity Plan.

For a description of the terms and conditions of the Equity Plan, as amended and restated and approved by the Company’s stockholders at the Annual Meeting, see Description of the Equity Plan under “Proposal 2 – Approval of the Sixth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan,” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 22, 2015, which description is incorporated by reference herein. The description of the Equity Plan contained in the proxy statement is qualified in its entirety by reference to the full text of the Equity Plan, as amended and restated, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The following matters were voted upon at the Annual Meeting:

(1)	The election of six directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified (except as set forth below); and

(2)	The approval of the Sixth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan.

For more information about the foregoing proposals, see the proxy statement for the Annual Meeting.

At the Annual Meeting, holders of Class A Stock were entitled to one vote per share, and holders of Class B common stock (“Class B Stock”) were entitled to 10 votes per share, and the two classes voted together as a single class on the matters submitted to a vote of stockholders. The number of votes cast for and against and the number of withheld votes, abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

Proposal 1 - Election of Directors

Directors	For	Withheld	Broker Non- Votes
Howard W. Lutnick	417,538,994	17,968,667	99,926,096
John H. Dalton	386,977,724	48,529,937	99,926,096
Albert M. Weis	386,904,956	48,602,705	99,926,096
Stephen T. Curwood	383,578,923	51,928,738	99,926,096
William J. Moran	386,968,656	48,539,005	99,926,096
Linda A. Bell	386,979,977	48,527,684	99,926,096

The six nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors are duly elected and qualified, with the exception of Albert M. Weis, who will retire at the end of 2015.

Proposal 2 - Approval of the Sixth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan

For	Against	Abstentions	Broker Non-Votes
374,173,195	60,819,111	515,355	99,926,096

Stockholders approved the Sixth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan.

ITEM 8.01.	OTHER EVENTS.

On June 5, 2015, the Company entered into an agreement with Cantor Fitzgerald, L.P. (“CFLP”) providing CFLP and its managing general partner, CF Group Management, Inc. (“CFGM”), and other Cantor affiliates entitled to hold Class B Stock under the Company’s Amended and Restated Certificate of Incorporation (collectively, “Cantor”), the right to exchange from time to time, on a one-to-one basis, subject to adjustment, up to an aggregate of 34,649,693 shares of Class A Stock now owned or subsequently acquired by Cantor for up to an aggregate of 34,649,693 shares of Class B Stock. Such shares of Class B Stock, which currently can be acquired by Cantor upon the exchange of exchangeable limited partnership units owned by Cantor in the Company’s subsidiary, BGC Holdings, L.P. (“BGC Holdings”), are already included in the Company’s fully diluted share count and will not increase Cantor’s current maximum potential voting power in the common equity of the Company. These shares of Class B Stock represent the remaining 34,649,693 authorized but unissued shares of Class B Stock available under the Company’s Amended and Restated Certificate of Incorporation. The exchange agreement will enable Cantor to acquire the same number of shares of Class B Stock that it is already entitled to acquire without having to exchange its exchangeable limited partnership units in BGC Holdings. The Company’s Audit Committee and full Board of Directors determined that it was in the best interests of the Company and all of its stockholders to approve the exchange agreement because it will help ensure that Cantor retains its exchangeable limited partnership units in BGC Holdings, which is the same partnership in which the Company’s partner employees participate, thus continuing to align the interests of Cantor with those of the partner employees.

Under the exchange agreement, CFLP and CFGM have the right to exchange the 24,748,294 shares of Class A Stock currently owned by them (including the 24,042,599 shares of Class A Stock received by CFLP on April 13, 2015 upon exchange of convertible notes) for the same number of shares of Class B Stock. Cantor would also have the right to exchange any shares of Class A Stock subsequently acquired by it for shares of Class B Stock, up to the limit of the then-remaining authorized but unissued shares of Class B Stock.

The issuance of up to 34,649,693 shares of Class B Stock by the Company to Cantor upon the exchange of exchangeable limited partnership units in BGC Holdings was previously approved by the Audit Committee and full Board and by The Nasdaq Stock Market (“Nasdaq”) in connection with the Company’s 2008 merger transaction with Cantor. The Company and Cantor have agreed that any shares of Class B Stock issued in connection with the exchange agreement would be deducted from the aggregate number of shares of Class B Stock that may be issued to Cantor upon exchange of its exchangeable limited partnership units in BGC Holdings. Accordingly, Cantor will not be entitled to receive any more shares of Class B Stock under this agreement than it was previously eligible to receive upon exchange of exchangeable limited partnership units.

The Company has submitted a notification to Nasdaq relating to the issuance of the Class B Stock pursuant to the exchange agreement. The Company’s issuance of the exchange right to Cantor was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and any issuance of Class B Stock pursuant to the exchange agreement will be made in reliance on the exemption from registration provided by Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

10.1	Sixth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: June 5, 2015	By:	/S/ HOWARD W. LUTNICK
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K, dated June 5, 2015, regarding the Company’s 2015

Annual Meeting of Stockholders and exchange agreement for Class B Stock]

EXHIBIT INDEX

Exhibit Number	Description

10.1	Sixth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan